UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

May 27, 2005

Date of Report (Date of earliest event reported)

KI HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	25-1588399
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

436 Seventh Avenue

Pittsburgh, Pennsylvania 15219

(Address of principal executive offices)

(412) 227-2001

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Item 7.01 Regulation FD Disclosure.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any registration statement or other filing pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

On May 27, 2005, we issued a press release announcing that we had completed our offer to the holders of $203,000,000 aggregate principal amount at maturity of 9 7/8% Senior Discount Notes due 2014 to exchange such notes for a like aggregate principal amount at maturity of our 9 7/8% Senior Discount Notes due 2014 which have been registered under the Securities Act of 1933, as amended. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statement and Exhibits.

(c)	Exhibits. The following exhibit is filed herewith:
Exhibit No.	Description
99.1	Press Release, dated May 27, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 27, 2005
KI HOLDINGS INC. By: /s/ Steven R. Lacy Steven R. Lacy Senior Vice-President, Administration, General Counsel and Secretary